Principal Exchange-Traded Funds
Supplement dated June 18, 2020
to the Statutory Prospectus dated November 1, 2019
(as previously supplemented)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR PRINCIPAL CONTRARIAN VALUE INDEX ETF
On June 9, 2020, the Principal Exchange-Traded Funds Board approved the Plan of Liquidation and Termination (the “Plan”) for the Fund. The Fund will no longer accept creation orders, and the final day of trading on The Nasdaq Stock Market LLC will be, after the close of market on or about August 14, 2020. Pursuant to the Plan, the Fund will liquidate on or about August 19, 2020. During the period between the date that the Fund ceases trading and the liquidation date, it is not anticipated that there will be a market for the purchase or sale of the Fund’s shares. On or about August 19, 2020, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders, and the Fund will discontinue operations. In light of the anticipated liquidation, the Fund may deviate from its stated investment objective and strategies.
On or about August 19, 2020, delete all references to the Principal Contrarian Value Index ETF from the prospectus.

SUMMARY FOR PRINCIPAL SUSTAINABLE MOMENTUM INDEX ETF
On June 9, 2020, the Principal Exchange-Traded Funds Board approved the Plan of Liquidation and Termination (the “Plan”) for the Fund. The Fund will no longer accept creation orders, and the final day of trading on The Nasdaq Stock Market LLC will be, after the close of market on or about August 14, 2020. Pursuant to the Plan, the Fund will liquidate on or about August 19, 2020. During the period between the date that the Fund ceases trading and the liquidation date, it is not anticipated that there will be a market for the purchase or sale of the Fund’s shares. On or about August 19, 2020, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders, and the Fund will discontinue operations. In light of the anticipated liquidation, the Fund may deviate from its stated investment objective and strategies.
On or about August 19, 2020, delete all references to the Principal Sustainable Momentum Index ETF from the prospectus.